================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                        SUPERCONDUCTOR TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-21074

                 Delaware                               77-0158076
     (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                 Identification No.)

                                 460 Ward Drive
                          Santa Barbara, CA 93111-2356
              (Address of principal executive offices and Zip Code)

                                 (805) 690-4500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 2, 2005, Superconductor Technologies Inc. announced via press release, results for the period ending October 1, 2005. A copy of the press release is attached hereto. The press release may also be found on the Company's website at www.suptech.com on the Investor Relations page.

          The information contained in this Item 2.02, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) EXHIBITS

           99.1 Press release dated as of November 2, 2005

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SUPERCONDUCTOR TECHNOLOGIES INC.

                                      By:  /s/Martin S. McDermut
                                           -------------------------------------
                                           Name: Martin S. McDermut
                                           Title: Senior Vice President,
                                           Chief Financial Officer and Secretary

Date: November 2, 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    ------------------------------------------
*99.1      Press release dated as of November 2, 2005

----------
*Filed herewith.